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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of report (Date of earliest event reported)          March 21, 1997
                                                 -----------------------------


                    INTELECT COMMUNICATIONS SYSTEMS LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)



             0-11630                                    N/A
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    (Commission File Number)              (I.R.S. Employer Identification No.)




   1100 Executive Drive, Richardson, Texas            75081
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  (Address of Principal Executive Offices)          (Zip Code)




                                 (972) 437-1888
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              (Registrant's Telephone Number, Including Area Code)




      Reid House, 31 Church St., P. O. Box HM 1437, Hamilton, HMFX Bermuda
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                 (Former Address, if Changed Since Last Report)
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ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTOR.

        Effective March 5, 1997, Peter G. Leighton resigned as a director of the Company. By letter dated March 21, 1997, Mr. Leighton requested that the Company disclose his letter of resignation which he furnished to the Board of Directors of the Company and which describes Mr. Leighton's disagreements with the Company's operations, policies or practices. The Company has attached as an exhibit to this Form 8-K Mr. Leighton's letter of resignation dated March 5, 1997 and his letter dated May 21, 1997 requesting disclosure of the matters covered in his March 5, 1997 letter. The following is a summary of Mr. Leighton's description of his disagreement with the Company's operations, policies or practices, and such summary is qualified in its entirety by Mr. Leighton's letter of resignation:

        Mr. Leighton states in his March 5, 1997 letter of resignation that he disagrees with the Company's entering into a $15,000,000 Credit Facility (the "Facility") with St. James Capital Corporation ("St. James"). Mr. Leighton states in his letter: "Because of my complete objection to the Facility, and the course on which ICSL has been set in motion by a majority of its Board members, it is impossible for me to continue as a Director of this Company." Mr. Leighton expresses concern in his letter that the Company will reach a point where it cannot repay the Facility without the injection of further capital. Mr. Leighton also states that if the Company is unable to raise capital through an equity offering, the Company will be required to negotiate with St. James for additional financing before it can seek financing from other sources. Mr. Leighton also mentions in his letter certain financing sources that the Board had considered in addition to St. James and Mr. Leighton disagrees with certain actions taken by Mr. Herman Frietsch, as Chairman of the Board, which had the result of preventing Mr. Leighton from binding the Company to such other financing sources and requiring Board of Directors approval of such other financing sources. Mr. Leighton also believes that the Board of Directors failed in its duty of care to the Company regarding the proper consideration of available financing proposals and that the Facility is contrary to the interests of the Company and its stockholders.

        The Company believes Mr. Leighton's description of certain events as stated in his letter of resignation are incorrect and incomplete, and includes the following brief statement presenting its views on such matters:

        The Board of Directors of the Company gave careful and thorough consideration to all available financing proposals, including those brought forth by Mr. Leighton. The Board of Directors believes that Mr. Leighton's proposals (namely, discounted subordinated convertible debt financings) are not in the best interests of the Company or its stockholders and, among other things, present significant dilution to stockholders at prices discounted to market. In addition, the Board believes that such financings fail to provide a long-term source of stable financing on which to build future growth. The Board recognized the Company's need for short- and long-term financing, on the best possible terms available, and gave due consideration to every available alternative. Notwithstanding the assertions in Mr. Leighton's letter, the Board does not believe Mr. Leighton's proposals would have presented the best available financing for the Company. The Board also does not agree with Mr. Leighton's assertion that the Facility creates "fiscal uncertainty". The Facility is designed to provide the Company with the ability to meet existing short-term debt obligations and to provide the necessary short-term working
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capital to enable the Company to obtain more favorable, long-term capital financing. Further, the Facility is not "exclusive," but merely provides St. James with the first opportunity to provide the Company with additional financing.

        The Company disputes Mr. Leighton's assertion that he was in "complete objection" to the Facility. Contrary to Mr. Leighton's characterization that he was in "complete objection" to the Facility, Mr. Leighton in fact voted in favor of the Facility on three (3) separate occasions: at a Board of Directors meeting in Dallas, Texas on February 14, 1997; at a Board of Directors meeting in Hamilton, Bermuda on February 18, 1997; and by a Unanimous Written Consent of the Board of Directors of the Company dated February 18, 1997. Furthermore, Mr. Leighton, as President of the Company, himself executed the Letter of Intent dated February 14, 1997 with St. James for the Facility.

        Finally, the Board of Directors believes that certain concerns of Mr. Leighton may be related to personal differences existing between Mr. Leighton and certain members of the Board and the Company's management. Mr. Leighton's resignation came only 5 days after the Board of Directors voted on February 28, 1997 to redomicile the Company from Bermuda (Mr. Leighton's place of residence) to the United States, and transfer all of the Company's accounting and financial functions and reporting controls from Bermuda to the United States. The Company also notes that Mr. Leighton's term as a director was set to expire at this year's Annual General Meeting of Shareholders.

Item 7.         Financial Statements and Exhibits

        (c)     Exhibits:

        17(i) - Letter of resignation of Peter Leighton as Director dated
                March 5, 1997.

        17(ii)- Letter from Peter Leighton to the Company dated March 21, 1997, requesting disclosure of March 5, 1997 letter of resignation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTELECT COMMUNICATIONS SYSTEMS LIMITED
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                                                      (Registrant)

        March 27, 1997                  By: /s/ Herman M. Frietsch
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             Date                                      (Signature)

                                            Herman M. Frietsch
                                            Chairman of the Board

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                               INDEX TO EXHIBITS

        17(i) - Letter of resignation of Peter Leighton as Director dated
                March 5, 1997.

        17(ii)- Letter from Peter Leighton to the Company dated March 21, 1997, requesting disclosure of March 5, 1997 letter of resignation.